Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2026 CNY (¥)	Feb. 28, 2026 USD ($)	Feb. 28, 2025 CNY (¥)
Payables and Accruals [Abstract]
Payable for funding commitments	¥ 45,000	$ 6,563	¥ 45,000
Payable for property and equipment purchase	3,471	507	8,177
Accrued employee payroll and welfare benefits	5,896	861	6,089
Other taxes payable	2,171	318	3,897
Refund liabilities	840	123	1,039
Others	3,006	440	7,686
Total	¥ 60,384	$ 8,812	¥ 71,888